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                                                                 EXHIBIT 10.11

                           ASSIGNMENT OF STOCK RIGHTS

         This Assignment of Stock Rights ( this "Assignment") is entered into as of the 6th day of June 2001, by and between HM4 ICG Qualified Fund, LLC, a Delaware limited liability company, HM4 ICG Private Fund, LLC, a Delaware limited liability company, HM PG-IV ICG, LLC, a Delaware limited liability company, HM 4-SBS ICG Coinvestors, LLC, a Delaware limited liability company, HM 4-EQ ICG Coinvestors, LLC, a Delaware limited liability company, HM4 Teligent Qualified Fund, LLC, a Delaware limited liability company, HM4 Teligent Private Fund, LLC, a Delaware limited liability company, HM PG-IV Teligent, LLC, a Delaware limited liability company, HM 4-SBS Teligent Coinvestors, LLC, a Delaware limited liability company, and HM 4-EQ Teligent Coinvestors, LLC, a Delaware limited liability company (each an "Assignor" and collectively the "Assignors").

                                    RECITALS


         A. Each Assignor has transferred to the Assignee all of its Teligent Shares, ICG Shares and ICG Warrants.

         B. Each Assignor and the Assignee are parties, among others, to that certain Stock Exchange Agreement, dated May 2, 2001 (the "Exchange Agreement").

         C. Each Assignor desires to transfer to the Assignee all of the Stock Rights, if any, associated with the Teligent Shares, the ICG Shares and the ICG Warrants not previously transferred to the Assignee (the "ICG and Teligent Stock Rights"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Exchange Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants of the Assignee hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ASSIGNMENT. Each Assignor hereby transfers to the Assignee and its respective successors and assigns any and all of the ICG and Teligent Stock Rights to the fullest extent such rights may be transferred without violation of Applicable Law or the documents under which such rights were granted.

         2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Assignee as such Assignor's true and lawful attorney, with full power of substitution, for it and in its name, place, and stead, but on behalf of and for the benefit of such Assignee, (a) to demand and receive from time to time any and all ICG and Teligent Stock Rights and to get receipts and releases





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for and in respect of the same or any part thereof and (b) to do generally all and any such acts and things in relation thereto as such Assignee shall deem advisable.

         3. FURTHER ASSURANCES. Each Assignor, for itself and its successors and assigns, hereby covenants and agrees with the Assignee that such Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney, and assurances as may be required to assure, convey, transfer, confirm, and vest unto the Assignee any and all of the ICG and Teligent Stock Rights and to aid and assist the Assignee in collecting and reducing the same to possession.

         4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                   ASSIGNORS:

                                   HM4 ICG QUALIFIED FUND, LLC
                                   HM4 ICG PRIVATE FUND, LLC
                                   HM PG-IV ICG, LLC
                                   HM 4-SBS ICG COINVESTORS, LLC
                                   HM 4-EQ ICG COINVESTORS, LLC
                                   HM4 TELIGENT QUALIFIED FUND, LLC
                                   HM4 TELIGENT PRIVATE FUND, LLC
                                   HM PG-IV TELIGENT, LLC
                                   HM 4-SBS TELIGENT COINVESTORS, LLC
                                   HM 4-EQ TELIGENT COINVESTORS, LLC



                                   By:    /s/ David W. Knickel
                                      ------------------------------------
                                   Name:  David W. Knickel
                                        ----------------------------------
                                   Title: Vice President
                                         ---------------------------------